UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2006

PubliCARD, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	0-29794	23-0991870
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

75 Rockefeller Plaza, 16th Floor,
New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 651-3102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Termination of A Material Contract

On December 1, 2006, PubliCARD, Inc. assigned it lease at 1 Rockefeller Plaza, New York, NY 10020 to Glasstech, Inc.. Copies of the press release regarding the Assignment of Lease and Consent to Assignment lease are filed as Exhibit 99.1.

The information in this report, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Furthermore, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

99.1	Press release dated December 7, 2006 announcing assignment of lease.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PubliCARD, Inc. Registrant

Date: December 7, 2006	/s/ Joseph Sarachek
Joseph Sarachek
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated December 7, 2006 announcing assignment of the lease for One Rockefeller Plaza, New York, NY 10020.